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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

    SIGNATURE                            TITLE                      DATE

/s/ JERRY A. GREENBERG        Co-Chief Executive Officer     March 12, 2004
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    Jerry A. Greenberg         Co-Chairman of the Board

/s/ J. STUART MOORE           Co-Chief Executive Officer     March 12, 2004
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    J. Stuart Moore            Co-Chairman of the Board

/s/ SUSAN D. JOHNSON            Chief Financial Officer      March 12, 2004
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   Susan D. Johnson